UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
ANNUAL REPORT
SEPTEMBER 30, 2019

Center Coast Brookfield
MLP & Energy Infrastructure Fund
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of September 30, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $500 billion of assets under management as of September 30, 2019. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

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Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) for the fiscal year ended September 30, 2019.
Broader equity and fixed-income markets posted gains during the period with the MSCI World1, S&P 5002 and Bloomberg Barclays Global Aggregate Bond3 Indexes returning +2.42%, +4.25% and +7.60%, respectively. Energy infrastructure lagged broader markets returning -8.13%, as measured by the Alerian MLP Index4, as commodity price volatility and technical selling in late 2018 heavily contributed to the sector’s underperformance during the fiscal year.
From a macroeconomic perspective, the period was marked by slowing economic growth and falling interest rates amid dovish monetary policy. Domestically, the U.S. continued to lead the developed world in terms of economic growth, although the pace of that growth moderated somewhat throughout the period. The ongoing U.S.-China trade dispute continued to gain steam, with additional tariffs levied throughout the period and no clear resolution expected in the near future.
In response to slowing economic growth and the perceived increased risks to economic growth, the U.S. Federal Reserve’s Federal Open Market Committee (“the FOMC”) reversed course during the period. After raising the target for the federal funds rate at its meeting in December 2018, the FOMC then cut its benchmark rate twice by 25 basis points at both of the August and September 2019 meetings.
Globally, the Eurozone continued to lag the U.S. in terms of economic growth and in response, the European Central Bank resumed stimulus measures in an attempt to combat the region’s economic malaise. The People’s Bank of China also increased its stimulus measures to combat a slowing Chinese economy, some of which can be attributed to the U.S-China trade dispute.
Looking ahead we expect modest, albeit slowing, global economic growth. We do, however, acknowledge heightened market and economic risks related to ongoing geopolitical uncertainty, including trade disputes, Brexit and the upcoming U.S. presidential election, among others. Given the wholesale measures (discussed in greater detail in the Management Discussion of Fund Performance) the asset class has undertaken over the last several years coupled with the sector’s historical relative cash flow stability versus the broader energy industry, we believe energy infrastructure has the ability to show defensiveness in an uncertain environment.
In addition to performance information, this report provides the Fund’s audited financial statements as of September 30, 2019.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,

Brian F. Hurley President Center Coast Brookfield MLP & Energy Infrastructure Fund	David W. Levi, CFA Chief Executive Officer Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2019 Annual Report1

Letter to Shareholders (continued)

2 The S&P 500 Index is an unmanaged weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. Indexes are not managed and an investor cannot invest directly in an index.
3 The Bloomberg Barclays Global Aggregate Bond Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, including global bonds.
4 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on September 30, 2019 and subject to change based on subsequent developments.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund’s holdings.
2Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund

Management Discussion of Fund Performance
For the fiscal year ended September 30, 2019, Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) had a total return based on net asset value of -10.92% and a total return based on market price of -11.32%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.12 on September 30, 2019, the Fund’s shares had a distribution rate of 17.56%. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared monthly distribution paid divided by the stated stock price.
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
MARKET OVERVIEW
Fiscal First Quarter (October – December 2018) (-26.08% NAV Return; -24.28% Market Return)
The Fund’s fiscal first quarter came to a disappointing end due to a combination of broader market volatility, crude oil price weakness and year-end tax loss selling. Over the same time period, the Fund’s benchmark, the Alerian MLP Index1 (“AMZ”) posted a -17.30% return for the third worst quarterly performance for the index on record.
The asset class was defined by uncertainty over much of the calendar year. Numerous midstream companies engaged in “simplification” transactions during the first half of the fiscal year, which contributed to the volatility. Simplifications are transactions in which incentive distribution rights are retired in exchange for various financial considerations, and/or two or more affiliated public entities merge in a corporate transaction or series of corporate transactions. However, each transaction and transition itself is difficult to predict (i.e., uncertain) and sometimes results in a distribution cut and/or unexpected tax bill. Even the most seasoned industry vets were caught off guard and surprised by many of the announced simplification transactions and distribution cuts.
In addition to simplification, most midstream companies took steps to eliminate the ongoing need for equity capital markets to fund growth (the transition to “self-funding”). This too can involve a corporate action or corporate finance decision that is difficult to predict and often impacts growth projections and/or distributions, making it difficult to value and invest in the equity of a company.
Despite the disappointing ending, we headed into 2019 optimistic given fundamentals remained constructive while the often-painful process of simplification was largely over. The industry exited the calendar year with both record levels of supply and demand while midstream companies positioned themselves with little need for external equity, distribution coverage levels higher than they were at the peak of the market and leverage levels lower than they had been in years.
Fiscal Second Quarter (January – March 2019) (29.93% NAV Return; 26.33% Market Return)
The Fund outperformed the AMZ for the three months ended March 31, 2019 and beat the Index’s strongest-ever quarterly return in its 23 year history (+19.74% in Q1 of 2013). Other than the quarterly return, it was a fairly boring quarter. There were some project announcements, modest earnings surprises, some Mergers & Acquisitions here and there, ongoing regulatory battles, and a few small equity offerings, but nothing extraordinary or shocking. The level of activity felt normal, like what you would expect in any given quarter—no major surprises, no Federal Energy Regulatory Commission policy change, no unexpected distribution cuts, no Exploration & Production bankruptcy fears, no unwanted tax bills, no game-changers. And this is exactly what we want! Boring, in our opinion, is better.
Conversely, underperformance during the period, and beyond, tracked names that: announced project delays, revised guidance, have complicated balance sheets, and generally just over-promised the market and under-delivered results. It helps to have scale, integration, balance sheet flexibility, and management experience, which is where our portfolios remained biased.
As previously discussed, the corporate and financing maturation process was largely behind us – at the end of the
2019 Annual Report3

Center Coast Brookfield MLP & Energy Infrastructure Fund

Fund’s fiscal second quarter, just 7% of the midstream market cap remained in an IDR-paying structure. In addition, public equity issuance virtually evaporated, from $50+ billion over a three year-span from 2014-2016 to ~$5bn expected from 2019-2021 by some sell-side estimates. The transition allowed companies to actually be “boring” and execute the plan with a cleaner, more mature structure built for stability in a lower-for-longer, post-shale world. With all of that said, and as odd as it may sound, our hope was for the trend of “boring is better” to continue for the rest of the year.
Fiscal Third Quarter (April – June 2019) (-1.83% NAV Return; -1.91% Market Return)
The fund’s fiscal third quarter was largely a continuation of the “boring is better” trend, outside of the broader market and commodities volatility. Industry bellwethers outperformed as energy investors continued showing very little patience for the old investment paradigm: for midstream, using equity capital markets to fund growth (“Midstream 1.0”), while for oil & gas producers, growing production for growth’s sake (instead of focusing on free cash flow).
During the Fund’s fiscal third quarter, midstream outperformed broader energy indices and energy commodities, potentially showing that the measures the sector had taken to adjust its corporate finance model could be starting to pay off for investors. From April to June, the AMZ outperformed:
•	Broader energy by 3%
•	Oil & gas producers by 11%
•	Oilfield services by 14%
•	U.S. crude oil by 3%
•	U.S. natural gas by 11%
•	U.S. natural gas liquids (NGLs) by 21%[2]
Energy commodities went on a wild ride yet again in the second calendar quarter, driven by changing supply/demand fundamentals, up-and-down trade war news, and other geopolitical tensions. U.S. crude rallied 10% from the end of the first quarter to late April but had trekked down 15% by mid-June before finally finishing the quarter down only 3%. U.S. gas prices were under pressure virtually the entire quarter, and U.S. NGL prices had their lowest quarterly average since the third quarter of 2016 despite wide pricing spreads to Europe and Asia, signaling the need for more export capacity to get high-demand liquids to market. Amidst this choppiness, midstream equities continued to be “boring.”
Fiscal Fourth Quarter (July – September 2019) (-5.51% NAV Return; -5.49% Market Return)
While the prior quarters saw a continuation of “boring is better”, the end of the fund’s fiscal year delivered a handful of surprises, a bit of drama, and a noticeable increase in volatility. Some of this volatility showed up in response to continued weakness in natural gas and natural gas liquids (“NGL”) prices. Importantly, the primary cause of this commodity price weakness is record supply, which is what moves through midstream assets to create cash flow (record cash flow, we might add).
The challenge, however, is that the extreme success of some basins is starting to impact other basins halfway across the country, and even halfway across the world. The Permian Basin—largely viewed as the “best” basin in North America—is taking absolutely no prisoners as it continues to produce record levels of crude oil that comes out of the ground along with “associated” natural gas and NGLs. Producers view these associated hydrocarbons as a byproduct and, in our opinion, it’s hard to compete with byproduct economics. As long as crude prices incentivize drilling in the Permian (and the Bakken and Rockies, to a lesser extent), associated gas and NGLs will most likely make it incrementally more difficult for basins relying on dry or wet gas economics to compete.
4Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund

Further, with the ongoing completion of export facilities, North America’s excess natural gas and NGLs started to pressure prices abroad. Despite the interim volatility this has created, cheap natural gas prices have tended to stimulate demand which could result in long-term tailwinds for the industry as a whole. Cheap natural gas import prices abroad should accelerate the transition away from “dirtier” fuels such as coal and heating oil, helping reduce global carbon emissions.
Perhaps the most dramatic event of the quarter, however, was the brazen attack on Saudi Arabia’s Abqaiq and Khurais oil facilities on September 14th. Although Saudi Arabia has been able to return production back to pre-attack levels as of the writing of this letter, crude oil prices jumped more than 10% the following Monday morning (September 16, 2019), and many believed that a geopolitical risk premium would be embedded in crude oil prices—and energy equities—for the foreseeable future. Yet, shockingly, global crude oil prices erased all their gains in two weeks, and the near-term portion of the Brent futures curve is actually lower as of this writing than it was before the attack.3
The end of the Fund’s fiscal year felt like a common refrain: any major news had little or no impact due to overwhelming negative energy sentiment and broader market jitters. So, what continues to make us excited about this asset class? The cash flow. It’s sustainable, in our view, and we believe with simplification mostly behind us, balance sheets healthier, and financing less equity dependent, it should finally start accruing to the benefit of equity investors in a sustainable way. In the current sub 2% interest rate world, we think this can matter. At a minimum we think it will provide attractive income—an important component of total return—and could mitigate risk to the extent volatility picks up meaningfully. In the meantime, we’ll continue to celebrate the fundamentals, point out the myriad valuation disconnects, and hope that someone eventually listens even if, for now, it feels like we’re shouting into the void.

1The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
2 Broader energy is represented by the IXE Index, Oil & gas producers by the SPSIOP Index, Oilfield services by the OSX Index, U.S. crude oil by West Texas Intermediate (WTI), U.S. natural gas by Henry Hub, and U.S. NGLs by Mont Belvieu is the U.S. benchmark for NGL prices. The Energy Select Sector (“IXE”) Index is one of the eleven Select Sector Indices that seeks to track their respective Global Industry Classification Standard (GICS®) sectors. The IXE tracks companies within the Energy GICS® sector, which is comprised of companies that are engaged in exploration & production, refining & marketing and storage & transportation of oil & gas and coal & consumable fuels. The sector also includes companies that offer oil & gas equipment and services. The S&P Oil & Gas Exploration & Production Select Industry (“SPSIOP”) Index is a sub-index of the Energy Select Sector Index. The index comprises stocks in the S&P Total Market Index that are classified in the GICS oil & gas exploration & production sub-industry. The PHLX Oil Service Sector (“OSX”) Index is designed to track the performance of a set of companies involved in the oil services sector. Henry Hub is the U.S. benchmark for natural gas spot and futures pricing. West Texas Intermediate (“WTI”) is the U.S. benchmark for crude oil prices.
3 Bloomberg Brent Spot Prices and 10/4/2019 Brent Futures Curve vs. 9/13/2019 Brent Futures Curve.
Indices are not managed and an investor cannot invest directly in an index.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
2019 Annual Report5

Center Coast Brookfield MLP & Energy Infrastructure Fund

Disclosure
All returns shown in USD.
Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.
MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).
In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
6Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2019 and subject to change based on subsequent developments.
2019 Annual Report7

Center Coast Brookfield MLP & Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
September 30, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	17.56%
Percentage of leveraged assets	29.97%
Total number of holdings	25

Asset Allocation by Sector	Percent of Total Investments
Master Limited Partnerships
Pipeline Transportation | Natural Gas	24.6%
Gathering + Processing	15.8%
Pipeline Transportation | Petroleum	15.5%
Total Master Limited Partnerships	55.9%
Common Stocks
Gathering + Processing	23.4%
Pipeline Transportation | Petroleum	6.4%
Pipeline Transportation | Natural Gas	3.4%
Total Common Stocks	33.2%
Private Investment	10.3%
Money Market Funds	0.6%
Total	100.0%

TOP TEN HOLDINGS	Percent of Net Assets
KKR Eagle Co-Invest LP	14.7%
Enterprise Products Partners LP	14.5%
Energy Transfer LP	13.6%
MPLX LP	11.3%
Targa Resources Corp.	10.0%
Williams Companies, Inc.	10.0%
Plains All American Pipeline LP	9.6%
EnLink Midstream LLC	6.6%
Magellan Midstream Partners LP	5.7%
ONEOK, Inc.	5.7%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by the September 30, 2019 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.
8Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments
September 30, 2019

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 80.1%
Gathering + Processing – 24.9%
Crestwood Equity Partners LP (c)	167,347	$ 6,109,839
DCP Midstream LP (c)	247,563	6,488,626
Enable Midstream Partners LP	678,083	8,157,338
MPLX LP (c)	1,244,796	34,866,736
Summit Midstream Partners LP (c)	520,523	2,529,742
TC Pipelines LP	175,365	7,132,095
Western Midstream Partners LP (c)	455,546	11,338,540
Total Gathering + Processing		76,622,916
Pipeline Transportation | Natural Gas – 32.9%
Energy Transfer LP (c)	3,210,075	41,987,781
Enterprise Products Partners LP (c)	1,564,676	44,718,440
EQM Midstream Partners LP (c)	452,897	14,809,732
Total Pipeline Transportation | Natural Gas		101,515,953
Pipeline Transportation | Petroleum – 22.3%
Holly Energy Partners LP	183,642	4,640,633
Magellan Midstream Partners LP (c)	267,103	17,700,916
NuStar Energy LP (c)	440,102	12,463,689
Phillips 66 Partners LP (c)	74,837	4,237,271
Plains All American Pipeline LP (c)	1,424,106	29,550,199
Total Pipeline Transportation | Petroleum		68,592,708
Total MASTER LIMITED PARTNERSHIPS (Cost $236,346,244)		246,731,577
COMMON STOCKS – 47.5%
Gathering + Processing – 33.6%
Antero Midstream Corp.	594,529	4,399,515
EnLink Midstream LLC (c)	2,377,832	20,211,572
ONEOK, Inc. (c)	237,060	17,468,951
Targa Resources Corp. (c)	764,103	30,694,018
Williams Companies, Inc. (c)	1,274,088	30,654,557
Total Gathering + Processing		103,428,613
Pipeline Transportation | Natural Gas – 4.8%
Equitrans Midstream Corp.	148,253	2,157,081
Kinder Morgan, Inc. (c)	613,434	12,642,875
Total Pipeline Transportation | Natural Gas		14,799,956
Pipeline Transportation | Petroleum – 9.1%
Pembina Pipeline Corp. (u)	118,587	4,396,020
SemGroup Corp.	801,025	13,088,748
Tallgrass Energy LP	534,050	10,755,767
Total Pipeline Transportation | Petroleum		28,240,535
Total COMMON STOCKS (Cost $142,137,957)		146,469,104
PRIVATE INVESTMENT – 14.7%
KKR Eagle Co-Invest LP (f)		45,400,000
Total PRIVATE INVESTMENT (Cost $34,472,094)		45,400,000

See Notes to Financial Statements.
2019 Annual Report9

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (continued)
September 30, 2019

	Shares	Value
SHORT-TERM INVESTMENTS – 0.9%
Money Market Fund – 0.9%
First American Treasury Obligations Fund, Class X, 1.89% (y)	2,216,771	$ 2,216,771
GS Financial Square Treasury Solutions Fund, Capital Class, 1.65% (y)	386,836	386,836
Total SHORT-TERM INVESTMENTS (Cost $2,603,607)		2,603,607
Total Investments – 143.2% (Cost $415,559,902)		441,204,288
Liabilities in Excess of Other Assets – (43.2)%		(133,090,659)
TOTAL NET ASSETS – 100.0%		$ 308,113,629

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS – (0.0)%
Gathering + Processing – 0.0%
Targa Resources Corp. Call, 10/18/19, Strike $47.00 (Premium $23,978)	500	$ 2,350,000	$ (2,500)
ONEOK, Inc. Call, 10/18/19, Strike $80.00 (Premium $8,908)	125	1,000,000	—
Pipeline Transportation | Natural Gas – (0.0)%
EQM Midstream Partners LP Call, 10/18/19, Strike $30.00 (Premium $100,201)	235	705,000	(137,500)
TC Pipelines LP Call, 10/18/19, Strike $40.00 (Premium $22,323)	500	2,000,000	(17,500)
Total WRITTEN OPTIONS (Total Premiums $155,410)			(157,500)

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of September 30, 2019, the total value of the collateral was $172,272,708.
(f)	— This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund's Board. As of September 30, 2019, the total value of all such securities was $45,400,000 or 14.7% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,556,376, does not permit redemptions, has expected life of 3.25 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.
(u)	— Foreign security or a U.S. security of a foreign company.
(y)	— The rate quoted is the annualized seven-day yield as of September 30, 2019.

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Statement of Assets and Liabilities
September 30, 2019

Assets:
Investments in securities, at value (cost $415,559,902)	$ 441,204,288
Cash	36,000
Receivable for investments sold	591,197
Deferred offering costs (Note 7)	124,903
Dividends and interest receivable	59,528
Prepaid expenses	68,400
Total assets	442,084,316
Liabilities:
Call options written, at value (premiums received $155,410)	157,500
Payable for credit facility (Note 9)	82,500,000
Payable for credit facility interest	205,743
Mandatory Redeemable Preferred shares ($0.01 par value, 2,000 shares isssued with liquidation preference of $25,000 per share, net of debt issuance cost $784,508) (Note 8)	49,215,492
Dividends payable to Mandatory Redeemable Preferred shareholders	47,011
Payable for investments purchased	1,219,183
Investment advisory fee payable (Note 5)	360,037
Administration fee payable (Note 5)	54,006
Trustees' fee payable	9,886
Accrued expenses	201,829
Total liabilities	133,970,687
Commitments and contingencies (Note 10)
Net Assets	$ 308,113,629
Composition of Net Assets:
Paid-in Capital	420,445,580
Accumulated losses	(112,331,951)
Net Assets	$ 308,113,629
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	42,748,412
Net asset value per share	$ 7.21

See Notes to Financial Statements.
2019 Annual Report11

Center Coast Brookfield MLP & Energy Infrastructure Fund
Statement of Operations
For the Fiscal Year Ended September 30, 2019

Investment Income (Note 2):
Distributions from master limited partnerships	$ 22,019,495
Dividends and distributions from common stocks (net of foreign witholding tax of $104,727)	8,918,625
Total dividends and distributions	30,938,120
Less return of capital on distributions	(25,676,237)
Dividends from money market funds	63,456
Interest	125,849
Total income	5,451,188
Expenses:
Investment advisory fees (Note 5)	4,048,596
Administration fees (Note 5)	607,289
Audit and tax services	127,011
Trustees' fees	116,557
Legal fees	82,526
Reports to shareholders	62,000
Registration fees	47,900
Transfer agent fees	45,620
Miscellaneous	36,101
Fund accounting fees	28,663
Rating agency fees	25,000
Custodian fees	22,569
Insurance	13,963
Franchise taxes	9,147
Total operating expenses	5,272,942
Interest expense on credit facility	2,554,833
Amortization of preferred shares issuance costs	112,384
Dividends to Mandatory Redeemable Preferred shareholders	2,144,999
Total expenses	10,085,158
Net investment loss	(4,633,970)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(12,957,240)
Written option contracts	92,178
Foreign currency transactions	1,934
Net realized loss	(12,863,128)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,298,683)
Written option contracts	(23,412)
Foreign currency translations	322
Net change in unrealized depreciation	(16,321,773)
Net realized and unrealized loss	(29,184,901)
Net decrease in net assets resulting from operations	$(33,818,871)

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Statements of Changes in Net Assets

	For the Fiscal Year Ended Sepetember 30, 2019	For the Ten Months Ended September 30, 2018[1]	For the Fiscal Year Ended November 30, 2017[1]
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (4,633,970)	$ (7,131,651)	$ (8,300,458)
Net realized gain (loss)	(12,863,128)	3,575,892	7,794,483
Net change in unrealized appreciation (depreciation)	(16,321,773)	32,803,424	(15,676,839)
Net increase (decrease) in net assets resulting from operations	(33,818,871)	29,247,665	(16,182,814)
Distributions to Common Shareholders:
Distributable earnings	—	(9,432,436)	—
Return of capital	(44,001,829)	(17,227,927)	(28,115,028)
Total distributions paid	(44,001,829)	(26,660,363)	(28,115,028)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 7)	97,625,658	53,952,269	39,801,416
Reinvestment of distributions	1,159,053	799,452	1,188,289
Net increase in net assets from capital stock transactions	98,784,711	54,751,721	40,989,705
Total increase (decrease) in net assets	20,964,011	57,339,023	(3,308,137)
Net Assets:
Beginning of period	287,149,618	229,810,595	233,118,732
End of period	$308,113,629	$287,149,618	$229,810,595 [2]
Share Transactions:
Shares sold (Note 7)	12,348,410	5,571,911	3,711,880
Shares reinvested	30,195	22,388	8,033
Shares reinvested on the open open market	(30,195)	(22,388)	(8,033)
Shares reinvested at net asset value	147,630	87,353	112,141
Net increase in shares outstanding	12,496,040	5,659,264	3,824,021

[1]	The Fund changed its fiscal year end from November 30 to September 30.
[2]	The Securities and Exchange Commission (“SEC”) eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the fiscal year ended November 30, 2017, the distributions in excess of net investment income was $(40,109,801).

See Notes to Financial Statements.
2019 Annual Report13

Center Coast Brookfield MLP & Energy Infrastructure Fund
Statement of Cash Flows
For the Fiscal Year Ended September 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (33,818,871)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(298,604,438)
Proceeds from disposition of long-term portfolio investments	221,786,808
Net purchases of short-term portfolio investments	(2,603,607)
Return of capital distributions	25,676,237
Amortization of preferred shares issuance costs	112,384
Net change in unrealized depreciation on investments and written option contracts	16,322,095
Net realized loss on investments	12,865,062
Increase in dividends and interest receivable	(59,528)
Increase in deferred offering costs	(124,903)
Decrease in prepaid expenses	43,855
Decrease in payable for credit facility interest	167,977
Increase in dividends payable to Mandatory Redeemable Preferred shareholders	(1)
Increase in investment advisory fee payable	21,903
Increase in administration fee payable	2,026
Increase in trustees' fee payable	408
Decrease in accrued expenses	(136,373)
Net cash used for operating activities	(58,348,966)
Cash flows provided by financing activities:
Net cash provided by credit facility	3,400,000
Net cash provided by proceeds from shares sold	97,625,658
Distributions paid to common shareholders, net of reinvestments	(42,842,776)
Net cash provided by financing activities	58,182,882
Net decrease in cash	(166,084)
Cash at beginning of year	202,084
Cash at end of year	$ 36,000
Supplemental Disclosure of Cash Flow Information:
Interest payments on the credit facility for the fiscal year ended September 30, 2019, totaled $4,456,323.
Non-cash financing activities not included consist of reinvestments of dividends and distributions for the fiscal year ended September 30, 2019 of $1,159,053.

See Notes to Financial Statements.
14Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Financial Highlights

	For the Fiscal Year Ended September 30,	For the Ten Month Period Ended September 30,	For the Fiscal Years Ended November 30,
	2019	2018*	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31
Net investment loss[1]	(0.13)	(0.25)	(0.37)	(0.24)	(0.30)	(0.24)
Return of capital[1]	0.73	0.75	1.19	1.10	1.17	0.81
Net realized and unrealized gain (loss) on investments[1,4]	(1.63)	0.59	(1.45)	0.68	(8.80)	1.58
Net increase (decrease) in net asset value resulting from operations	(1.03)	1.09	(0.63)	1.54	(7.93)	2.15
Distributions to Common Shareholders:
Dividends from distributable earnings	—	(0.33)	—	—	—	(1.18)
Return of capital distributions	(1.25)	(0.61)	(1.25)	(1.25)	(1.25)	(0.17)
Total dividends and distributions paid	(1.25)	(0.94)	(1.25)	(1.25)	(1.25)	(1.35)
Net asset value, end of period	$ 7.21	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11
Market price, end of period	$ 7.12	$ 9.42	$ 9.20	$ 11.58	$ 11.09	$ 19.49
Total Investment Return based on Net asset value#	-10.92%	12.33% [8]	-6.59%	15.62%	-40.75% [5]	11.94%
Total Investment Return based on Market price†	-11.32%	13.20% [8]	-10.85%	17.61%	-37.97% [5]	13.49%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$308,114	$287,150	$229,811	$233,119	$215,962	$297,927
Ratio of expenses (benefit) to average net assets[2]	3.62%	3.68% [9]	3.51%	2.90%	(4.96)%	8.55%
Ratio of expenses to average net assets (excluding deferred tax benefit)	3.62%	3.68% [9]	3.51%	2.83%	2.53%	2.26%
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	1.89%	2.03% [9]	2.04%	2.06%	2.00%	1.85%
Ratio of net investment loss to average net assets[2]	(1.66)%	(3.22)% [9]	(3.33)%	(2.32)%	(1.82)%	(1.18)%
Ratio of expenses (benefit) to average managed assets[3]	2.49%	2.51% [9]	2.31%	2.06%	(3.46)%	6.08%
Portfolio turnover rate	56%	33% [8]	36%	62%	91%	105%
Credit facility, end of period (000's)	$ 82,500	$ 79,100	$ 66,500	$ 81,700	$ 79,600	$129,000
Total amount of preferred shares outstanding (000's)	$ 50,000	$ 50,000	$ 50,000	$ 50,000	$ —	$ —
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,325	$ 3,224	$ 2,973	$ 2,770	$ 3,949	$ 3,310
Asset coverage per preferred shares[7]	$179,057	$168,575	$139,905	$141,559	$ —	$ —
Liquidating preference for preferred shares	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ —	$ —

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
*	Following the close of business on February 2, 2018, Brookfield Public Securities Group LLC, replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net investment income (loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).
[3]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[4]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[5]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current NAV per share of the Fund.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.
[8]	Not annualized.
[9]	Annualized.

See Notes to Financial Statements.
2019 Annual Report15

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements
September 30, 2019

1.Organization
Center Coast Brookfield MLP & Energy Infrastructure Fund (the ‘‘Fund’’) is a non-diversiﬁed, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “CEN.” The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certiﬁcate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.
Brookfield Public Securities Group LLC (“PSG” or the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund. On February 2, 2018, Center Coast Capital Advisors, LP, the Fund’s former investment adviser, was acquired by PSG and Center Coast MLP & Infrastructure Fund was renamed “Center Coast Brookfield MLP & Energy Infrastructure Fund,” following shareholder approval.
The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is
16Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the internally determined fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The internally determined fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to internally fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset
2019 Annual Report17

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2019:
Description	Level 1	Level 2	Level 3	Total
Assets
Master Limited Partnerships	$ 246,731,577	$ —	$ —	$ 246,731,577
Common Stocks	146,469,104	—	—	146,469,104
Private Investment	—	—	45,400,000	45,400,000
Money Market Funds	2,603,607	—	—	2,603,607
Total Assets	$ 395,804,288	$ —	$ 45,400,000	$ 441,204,288
Liabilities
Option contracts	$ (157,500)	$ —	$ —	$ (157,500)
Total Liabilities	$ (157,500)	$ —	$ —	$ (157,500)
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820, Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $82,500,000 presented in the Statement of Assets and Liabilities. As of September 30, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
18Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value this Level 3 investment as of September 30, 2019.
	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of September 30, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Investment	$45,400,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	11.5x 12.5%	Increase Decrease
		Income Approach	Discounted Cash Flow	Discount Rate	10.0%	Decrease
				Exit EBITDA Multiple	12.0x	Increase
				Liquidity Discount	12.5%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).
As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).
When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.
The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:
2019 Annual Report19

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

Private Investment
Balance as of September 30, 2018	$45,800,000
Change in unrealized depreciation	(400,000)
Balance as of September 30, 2019	$45,400,000
Change in unrealized gains or losses relating to assets still held at the reporting date	$ (400,000)
For further information regarding security characteristics, see the Schedule of Investments.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund primarily invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally is comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the fiscal year ended September 30, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Common Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The
20Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary or qualified income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the fiscal year ended September 30, 2019, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2020.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
2019 Annual Report21

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

3.Derivative Instruments
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
The monthly average notional value of written option contracts outstanding during the fiscal year ended September 30, 2019 was $1,011,458.
The following table sets forth the fair value of the Fund's derivative instruments:
Derivatives	Statement of Assets and Liabilities	Fair Value
Written equity call options	Call options written, at value	$157,500
The following table sets forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2019:
Derivatives	Location of Gains (Losses) on Derivatives	Net Realized Gain on Derivatives	Net Change in Unrealized Depreciation of Derivatives
Written equity call options	Option contracts	$92,178	$(23,412)
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
22Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

				Collateral
Description	Gross Amounts of Recognized Liabilities	Gross Amounts offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Colateral (Pledged) Received	Cash (Pledged) Received	Net Amount
Written equity call options	$157,500	$—	$157,500	$—	$157,500	$—
4.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. The Fund’s net deferred tax asset balance is continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 1.11% for state and local tax.
The Fund's income tax provision consists of the following for the fiscal year ended September 30, 2019:
Deferred tax expense (benefit)
Federal	$(7,441,683)
State	(325,838)
Change in valuation allowance	7,767,521
Total deferred tax expense	$ —
Total income tax expense (benefit) for the Fund differs from the amount computed by applying the federal statutory income tax rate of 21% net investment income (loss) and realized and unrealized gain (loss) on investments for the year ended September 30, 2019, as follows:
Amount
Application of statutory income tax rate	$(7,101,963)
State income taxes net of federal benefit	(376,065)
Effect of permanent & temporary differences	(289,493)
Tax expense (benefit) due to change in effective state rates	—
Change in valuation allowance	7,767,521
Total income tax expense	$ —
For the fiscal year ended September 30, 2019, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 22.11% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred
2019 Annual Report23

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of September 30, 2019 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 8,721,310
Capital loss carryforward (tax basis)	17,122,547
Other future deductible difference	914,458
Valuation Allowance	(20,106,393)
Total deferred tax assets	6,651,922
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(6,651,922)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2019, the Fund has determined that a valuation allowance of $20,106,393 was required as stated in the table above.
In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of September 30, 2019, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
24Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of September 30, 2019, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
9/30/2035	$13,600,121
9/30/2036	7,495,732
9/30/2037	7,197,063
Unlimited	11,148,617
Total	$39,441,533
As of September 30, 2019, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
9/30/2021	$71,186,003
9/30/2024	6,249,554
Total	$77,435,557
As of September 30, 2019, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$408,414,733	$48,993,019	$(16,360,964)	$32,632,055
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
5.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”).
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with
2019 Annual Report25

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the fiscal year ended September 30, 2019, purchases and sales of investments, excluding short-term securities, were $299,981,916 and $221,901,593, respectively.
7.Capital Shares
The Fund is authorized to issue unlimited common shares of beneﬁcial interest, par value of $0.01 per share (“Common Shares”). As of September 30, 2019, the shares outstanding were 42,748,412. Of the 42,748,412 shares outstanding as of September 30, 2019 for the Fund, the Adviser owned 25,685 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Common Shares are listed on the New York Stock Exchange under the symbol “CEN.” The Fund has entered into a distribution agreement, dated May 27, 2016, which was amended and restated as of August 18, 2017 and May 8, 2018, with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 15,173,943 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.
The Fund filed a new Registration Statement on Form N-2 (the “New Shelf”), which became effective on March 29, 2019 and allows for an offering of up to $150,000,000 of Common Shares. As of September 30, 2019, the Fund incurred offering costs in connection with this offering of $236,390. As of September 30, 2019, these costs were recorded as a deferred charge and are being amortized as Common Shares are sold. Amortization of these offering costs will be recorded as a reduction in paid-in capital on common shares.
The minimum price at which such Common Shares may be sold may not be less than the current NAV per Common Share plus any commissions to be paid to the distributor. For the fiscal year ended September 30, 2019, the Fund issued 12,348,410 shares under this “at the market” program at an average price of $7.915 per share.
The Board has approved a share repurchase plan. Under the current share repurchase plan, as of December 31, 2018, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of September 30, 2019, the Fund has not repurchased any shares under the share repurchase program.
26Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

8.Mandatory Redeemable Preferred Shares
On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRP Shares”). Each MRP Share has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50,000,000 for all MRP Shares. The MRP Shares pay quarterly cash dividends at a rate of 4.29% per annum. The MRP Shares have a redemption date of September 26, 2026.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these costs are disclosed on the Statement of Operations and the unamortized balance is included within Mandatory Redeemable Preferred shares on the Statement of Assets and Liabilities.
The average aggregate liquidation preference outstanding and the average annualized dividend rate of the MRP Shares during the fiscal year ended September 30, 2019 were $25,000 and 4.29%, respectively.
The Fund is subject to certain restrictions relating to the MRP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the dividends rate paid, preclude the Fund from declaring any dividends to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRP Shares at liquidation preference.
The liquidation preference of MRP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Mandatory Redeemable Preferred Shares on the Statement of Assets and Liabilities. Unpaid dividends on MRP Shares are disclosed on the Statement of Assets and Liabilities. Distributions paid on MRP Shares are disclosed on the Statement of Operations.
9.Credit facility
The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding. As of September 30, 2019, the Fund had outstanding borrowings of $82,500,000. For the fiscal year ended September 30, 2019, the Fund borrowed an average daily balance of $76,518,082 at a weighted average borrowing cost of 3.34%. As of September 30, 2019, the total value of collateral pledged was $172,272,708.
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
2019 Annual Report27

Center Coast Brookfield MLP & Energy Infrastructure Fund
Notes to Financial Statements (continued)
September 30, 2019

11.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1042	October 16, 2019	October 24, 2019
$0.1042	November 13, 2019	November 21, 2019
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
28Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Report of Independent Registered Public Accounting Firm
September 30, 2019

To the shareholders and Board of Trustees of Center Coast Brookfield MLP & Energy Infrastructure Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the period from December 1, 2017 through September 30, 2018 and for the year ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the period from December 1, 2017 through September 30, 2018 and for the year ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended November 30, 2017, and the financial highlights for each of the four years in the period ended November 30, 2017 were audited by other auditors whose report dated January 29, 2018, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
November 27, 2019
We have served as the auditor of one or more of Brookfield Public Securities Group LLC's investment companies since 2011.
2019 Annual Report29

Center Coast Brookfield MLP & Energy Infrastructure Fund
Compliance Certification
September 30, 2019

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team.  Mr. Tutcher  also serves on the Board of Enbridge, Inc.  The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing PSG to continue to invest in Enbridge, Inc.  However, from time to time, the Adviser may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of September 30, 2019, the Fund did not own Enbridge, Inc.
30Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
September 30, 2019

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”), including the Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”) for a successive one-year period at an in-person meeting held on May 22-23, 2019 (the “Meeting”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services that it provides; (f) information on Brookfield’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Trustees’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manages the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from
2019 Annual Report31

Center Coast Brookfield MLP & Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2019

effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Trustees, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to shareholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2019. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one- and four-year periods, below the median for the two- and three-year periods (in the fifth quintile for the two-year period and in the fourth quintile for the three-year period) and equal to the median for the five-year period. The Board considered that the Fund outperformed its Broadridge Index for the one-year period and underperformed the Broadridge Index for the two-, three-, four- and five-year periods. The Board then noted that the Fund was in the first quintile of its Peer Universe for the one-year period. The Board further noted that the Fund’s performance was above the median of its Peer Group for the quarter ended March 31, 2019 and one-year period and below the median of its Peer Group for the two-, three- and five-year periods and since inception. The Board noted management’s discussion of the Fund’s performance and concluded that it was satisfactory.
THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fee to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. The Board considered that the Fund’s contractual management fees at common asset levels ($300 million) were above the median of its Expense Group (in the fifth quintile). The Board also considered that the Fund’s actual total expenses for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board noted that the Fund’s actual total expenses for only common assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board also noted that the Fund’s actual total expenses excluding investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board further noted that the Fund’s actual total expenses excluding investment related expenses and taxes for only common assets were above the median of its Expense Group (in the fifth quintile) and Expense Universe (in the fourth quintile). The Board also noted that the Fund’s actual management fees for common and leveraged assets were above the median of its Expense Group
32Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2019

(in the fourth quintile) and Expense Universe (in the third quintile). The Board noted that the Fund’s actual management fees for only common assets were above the median of its Expense Group (in the fifth quintile) and Expense Universe (in the fourth quintile). The Board then noted that the Fund’s actual non-management expenses for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board also considered that the Fund’s actual non-management expenses for only common assets were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board then noted that the Fund’s investment related expenses and taxes for common and leveraged assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board also noted that the Fund’s investment related expenses and taxes for only common assets were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,1 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that it had provided in the past. The Board also concluded that the management fee was reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Trustees, considered whether shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.
2019 Annual Report33

Center Coast Brookfield MLP & Energy Infrastructure Fund
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2019

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.
1 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), and Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) (the “Brookfield Fund Complex”).
34Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Information Concerning Trustees and Officers (Unaudited)
September 30, 2019

The following tables provide information concerning the trustees and officers of the Fund.
Trustees of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Trustee Class I Trustee to serve until 2021 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2018	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
Independent TrusteesClass II Trustee to serve until 2022 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
2019 Annual Report35

Center Coast Brookfield MLP & Energy Infrastructure Fund
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2019

Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Trustees Class III Trustee to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
36Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2019

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018	President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (October 2017-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and Head of Legal and Funds (April 2017-October 2017) of the Adviser; Director of the Adviser (2010-2014); Corporate Secretary of Brookfield Investment Management Inc. (2017-Present); Corporate Secretary of Brookfield Investment Management UK Ltd. (2017-Present); Corporate Secretary of Brookfield Investment Management (Canada) Inc. (2017-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2018	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2018	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
2019 Annual Report37

Center Coast Brookfield MLP & Energy Infrastructure Fund
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2019

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).
* Interested person as defined by the Investment Company Act of 1940, as amended, because of affiliations with Brookfield Public Securities Group LLC, investment adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
38Brookfield Public Securities Group LLC

Center Coast Brookfield MLP & Energy Infrastructure Fund
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2019 Annual Report39

Center Coast Brookfield MLP & Energy Infrastructure Fund
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
40Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at www.sec.gov.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Registrant’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for the most recent fiscal year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $52,000 and $62,500 for the fiscal years ended September 30, 2019 and September 30, 2018, respectively.

(b)	Audit-Related Fees

The aggregate Audit-Related Fees billed by Deloitte to the Registrant in the fiscal years ended September 30, 2019 and September 30, 2018 were $10,500 and $0, respectively, for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”). The Audit-Related Fees listed in this Item 4(b) are related to agreed-upon procedures performed during the initial and secondary offerings of the Registrant and the issuance of consents by Deloitte with respect to corresponding registration statement filings.

For the Registrant’s two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of the Registrant by a “Fund Service Provider.” A Fund Service Provider is any investment adviser to the Registrant, or any entity that provides ongoing services to the Registrant and is controlling, controlled by or under common control with such investment adviser.

(c)	Tax Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed by Deloitte to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $70,200 and $69,000, respectively. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

The Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s respective tax divisions except those services related to the audits. Typically, this category would include fees for tax compliance, tax advice, and tax planning services, which include, among other things, preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

All other fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2019 and September 30, 2018.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal years ended September 30, 2019 and September 30, 2018, for non-audit services rendered to the Registrant and Fund Service Providers were $215,000 and $209,000, respectively. For the fiscal years ended September 30, 2019 and September 30, 2018, these amount reflect the amounts disclosed above in Item 4(b),(c),(d), plus $145,000 and $140,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by the Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) were compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Public Securities Group LLC and its subsidiaries and affiliates (collectively, “PSG”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which PSG has been delegated such proxy voting authority.

A. Proxy Voting Committee

PSG’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, PSG generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

PSG may retain an independent third party proxy voting agent to assist PSG in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, PSG may consider the proxy voting agent’s research and analysis as part of PSG’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. PSG bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by PSG, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist PSG in maintaining records of PSG’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

PSG votes portfolio proxies without regard to any other business relationship between PSG and the company to which the portfolio proxy relates. To this end, PSG must identify material conflicts of interest that may arise between a Client and PSG, such as the following relationships:

●

PSG provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or PSG is seeking to provide such services;

●	PSG serves as an investment adviser to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or
●	PSG and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, PSG will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct PSG to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, PSG, in consultation with the Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

C. Fund Board Reporting and Recordkeeping

PSG will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of PSG to such requests; and
●	any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of PSG and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dan C. Tutcher. Dan C. Tutcher has been a portfolio manager of the Fund since its inception. Mr. Tutcher has been a Managing Director and Portfolio Manager for Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”) since its acquisition of Center Coast Capital Advisers, L.P. (“Center Coast”) in 2018. Mr. Tutcher’s day to day responsibilities include monitoring Brookfield’s portfolio, providing recommendations on buy and sell activity, and reviewing Brookfield’s research & analysis. Mr. Tutcher has over 40 years of industry experience owning, operating and acquiring MLPs. Previously, Mr. Tutcher was a founder and a Principal of Center Coast since its inception in 2007. Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. and President and Director of Enbridge Energy Partners, L.P., from 2001 to 2006. Before his experience at Enbridge, Mr. Tutcher founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources, from its formation in 1992 until 2001, when Enbridge acquired MidCoast. In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production for over 40 years. Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm. Robert T. Chisholm has 19 years of midstream energy industry experience and has served as a portfolio manager of the Fund since its inception. Mr. Chisholm has been a Managing Director and Portfolio Manager for the Adviser since Brookfield’s acquisition of Center Coast in 2018. Mr. Chisholm’s day to day responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading. Mr. Chisholm also serves on the Investment Committee. Previously, Mr. Chisholm served as a Senior portfolio manager of Center Coast since joining the firm during its inception in 2007. Prior to joining Center Coast, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Adviser at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions. Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups. Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff A. Jorgensen. Jeff A. Jorgensen has served as a portfolio manager of the Fund since 2016. Mr. Jorgensen has been a Managing Director and Portfolio Manager for the Adviser since Brookfield’s acquisition of Center Coast in 2018. Previously, Mr. Jorgensen served as a senior portfolio manager and Director of Research for Center Coast and was responsible for leading Center Coast’s research efforts across all of its energy infrastructure investment products. Prior to joining Center Coast, Mr. Jorgensen served as an Executive Director in the Global Natural Resources Group of UBS Investment Bank where he focused on MLPs and other oil and gas sub-sectors. During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of M&A transactions and $20 billion of debt deals. His previous experience includes working as an investment banker with Morgan Stanley’s Global Energy Group and as an oil and gas finance attorney for Bracewell & Giuliani LLP. Prior to his professional career, Mr. Jorgensen was an outfielder in the Houston Astros organization. Mr. Jorgensen holds a J.D., with Honors, from the University of Texas School of Law and a B.A. in Economics, Managerial Studies and Sports Management from Rice University.

Management of Other Accounts

Mr. Tutcher manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Tutcher as of September 30, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2019	Total Assets in USD Millions as of September 30, 2019 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Dan C. Tutcher	Registered Investment Company	4	$ 2,392	—	$ —
	Other Pooled Investment Vehicles	5	$ 55	1	$ 44
	Other Accounts	—	$ —	—	$ —

Mr. Chisholm manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Chisholm as of September 30, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2019	Total Assets in USD Millions as of September 30, 2019 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Robert T. Chisholm	Registered Investment Company	4	$ 2,392	—	$ —
	Other Pooled Investment Vehicles	5	$ 55	1	$ 44
	Other Accounts	795	$ 752	—	$ —

Mr. Jorgensen manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Jorgensen as of September 30, 2019 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2019	Total Assets in USD Millions as of September 30, 2019 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Jeff A. Jorgensen	Registered Investment Company	4	$ 2,392	—	$ —
	Other Pooled Investment Vehicles	5	$ 55	1	$ 44
	Other Accounts	795	$ 752	—	$ —

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of September 30, 2019.

Dollar Range of Securities Owned
Dan C. Tutcher	$1,000,001 - $10,000,000
Robert T. Chisholm	$10,001 - $50,000
Jeff A. Jorgensen	$10,001 - $50,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. The Registrant’s investment adviser, Brookfield Public Securities Group LLC (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, each portfolio manager manages multiple accounts. As a result, a portfolio manager will not be able to devote all of his time to management of the Fund. A portfolio manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, each portfolio manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates. In addition, in the event a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser and its affiliates, or other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which he has investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager. For example, as reflected above, if a portfolio manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A portfolio manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

Certain Business Relationships. Dan C. Tutcher, a portfolio manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE: ENB). As of the date of this Prospectus, Enbridge Inc. is the parent company of Spectra Energy Corp (NYSE:SE) and DCP Midstream Partners (NYSE: DCP) (collectively, the “Enbridge Companies”). As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. The Fund may from time to time invest in Enbridge Companies. In connection with any such investments, the Adviser has adopted policies and procedures that are designed to address potential conflicts of interest that may arise in connection with Mr. Tutcher’s service as a director of Enbridge Inc. Specifically, these policies and procedures, among other things; (i) establish information barriers designed to restrict Mr. Tutcher from sharing information regarding Enbridge Companies with other investment professionals of the Adviser, (ii) require Mr. Tutcher to recuse himself from any discussions by the Adviser’s Investment Committee involving Enbridge Companies and (iii) require that all trading decisions involving Enbridge Companies be made by other Portfolio Managers, without any input from Mr. Tutcher. While these policies and procedures are designed to allow the Fund to invest in Enbridge Companies, the policies and procedures may require the Adviser to restrict trading in Enbridge Companies from time to time, which may prevent the Fund from acquiring or disposing of securities of Enbridge Companies at a favorable time. In addition, as a result of these policies and procedures, the Fund will not benefit from Mr. Tutcher’s experience and expertise with respect to investments in Enbridge Companies.

Portfolio Manager Compensation

The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

●	A base salary;

●	An annual cash bonus;

●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by Brookfield.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Each portfolio manager was compensated for the sale of his equity interests in Center Coast to Brookfield, and may receive additional contingent payments to be paid within the first five years following the closing of the transaction calculated based, in part, on the assets under management of the business and subject to certain conditions.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(b)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 6, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	December 6, 2019